UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2012

DESTINATION MATERNITY CORPORATION

(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction of Incorporation or Organization)	Commission File number	(I.R.S. Employer Identification Number)

456 North 5th Street

Philadelphia, PA 19123

(Address of Principal Executive Offices)

(215) 873-2200

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.	Results of Operations and Financial Condition

On November 15, 2012, Destination Maternity Corporation (the “Company”) issued a press release and held a broadly accessible conference call to discuss its financial results for its fourth fiscal quarter and fiscal year ended September 30, 2012. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The press release contained non-GAAP financial measures within the meaning of the Securities and Exchange Commission’s Regulation G, including: (a) Adjusted EBITDA (operating income before deduction for the following non-cash charges: (i) depreciation and amortization expense; (ii) loss on impairment of tangible and intangible assets; (iii) loss on disposal of assets; and (iv) stock-based compensation expense), together with the percentage of net sales represented by this measure; (b) Adjusted net income per share - diluted, before stock-based compensation expense, and loss on extinguishment of debt; (c) Adjusted net income, before stock-based compensation expense, restructuring and other charges, and loss on extinguishment of debt; (d) Adjusted net income per share - diluted, before stock-based compensation expense, restructuring and other charges, and loss on extinguishment of debt; and (e) net cash (debt).

The Company believes that each of these non-GAAP financial measures provides useful information about the Company’s results of operations and/or financial position to both investors and management. Each non-GAAP financial measure is provided because management believes it is an important measure of financial performance used in the retail industry to measure operating results, to determine the value of companies within the industry and to define standards for borrowing from institutional lenders. The Company uses each of these non-GAAP financial measures as a measure of the performance of the Company. The Company provides these measures to investors to assist them in performing their analysis of its historical operating results. Each of these non-GAAP financial measures, except net cash (debt), reflects a measure of the Company’s operating results before consideration of certain charges and consequently, none of these measures should be construed as an alternative to net income (loss) or operating income (loss) as an indicator of the Company’s operating performance, or as an alternative to cash flows from operating activities as a measure of the Company’s liquidity, as determined in accordance with generally accepted accounting principles. The Company may calculate each of these non-GAAP financial measures differently than other companies.

With respect to the non-GAAP financial measures discussed in the press release, the Company has provided, as an attachment to such press release, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

The disclosure in this Current Report, including in the Exhibits attached hereto, of any financial information shall not constitute an admission that such information is material.

Item 5.02.	Compensatory Arrangements of Certain Officers

Base Salary Adjustments & Promotion

On November 15, 2012, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company approved increases to the annual base salary rates for Judd P. Tirnauer, the Company’s Executive Vice President & Chief Financial Officer, and Ronald J. Masciantonio,

the Company’s Executive Vice President & General Counsel, each effective December 1, 2012. These changes were approved after the Committee consulted with Hay Group, Inc., the Committee’s independent compensation consultant. Effective on November 14, 2012, the Board also promoted Mr. Masciantonio to Executive Vice President, Chief Administrative Officer & General Counsel.

The following table sets forth the annual base salary rates for each of Mr. Tirnauer and Mr. Masciantonio prior to the Committee’s action and the new rates:

Executive Officer	Current Title	Prior Annual Base Salary Rate	New Annual Base Salary Rate
Judd P. Tirnauer	Executive Vice President & Chief Financial Officer	$375,000	$385,000

Ronald J. Masciantonio	Executive Vice President, Chief Administrative Officer & General Counsel	$320,000	$360,000

The text of the Amendment to Mr. Masciantonio’s employment agreement to effect the change in his title is attached hereto as Exhibit 10.1. A copy of the press release announcing Mr. Masciantonio’s promotion is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Grant of Restricted Stock Units to Named Executive Officers

On November 15, 2012, the Committee also established the performance goals for the award of performance-based restricted stock units (“RSUs”) under the Amended and Restated Destination Maternity Corporation 2005 Equity Incentive Plan (the “EIP”) for each of Mr. Krell, Mr. Daniel, Mr. Tirnauer, and Mr. Masciantonio (each, an “Executive”). The RSUs earned by an Executive, if any, will be based on the Company’s cumulative operating income, as reflected in the Company’s financials (“Operating Income”), with respect to the Company’s 2013 fiscal year through and including the Company’s 2015 fiscal year (the “Performance Period”) and will generally be further contingent on the Executive’s continued employment with the Company through the date on which the shares in respect of these RSUs, if any, are issued following the end of the Performance Period.

For this purpose, the Committee determined that Operating Income will be adjusted to exclude: (i) any changes to accounting principles that become effective during the Performance Period; (ii) any expenses incurred by the Company in connection with certain extraordinary, unusual or infrequently occurring events reported in the Company’s public filings; (iii) gain or loss from the early extinguishment, redemption, or repurchase of debt; and (iv) gain or loss from all litigation and insurance claims and recoveries.

The following levels of cumulative Operating Income over the Performance Period will be used to determine the threshold, target and maximum RSUs earned by an Executive:

The Company’s Cumulative Operating Income over the Performance Period
Threshold Level	Target Level	Maximum Level
$109,582,000	$120,535,000	$132,201,000

Nevertheless, regardless of achievement of a given performance level as set forth above, all RSUs will be forfeited if Operating Income for the 2015 fiscal year does not equal or exceed $33,105,000 (which was the Company’s Operating Income in the 2012 fiscal year).

The following table sets forth the threshold, target and maximum RSUs earned by an Executive upon achievement of the above specified levels of cumulative Operating Income:

Executive	Threshold	Target	Maximum
Edward M. Krell	9,427 RSUs	18,854 RSUs	28,281 RSUs
Christopher F. Daniel	4,714 RSUs	9,427 RSUs	14,141 RSUs
Judd P. Tirnauer	2,305 RSUs	4,609 RSUs	6,914 RSUs
Ronald J. Masciantonio	2,095 RSUs	4,190 RSUs	6,285 RSUs

The Committee will interpolate to determine the RSUs earned for all levels of cumulative Operating Income above the Threshold Level but below the Maximum Level.

If a “Change in Control” (as such term is defined in the EIP) occurs during the Performance Period and during the Executive’s employment with the Company, the Executive’s RSUs will be earned at the Target Level (as set forth above). Additionally, if an Executive’s employment with the Company is terminated prior to distribution of shares of Company stock in respect of earned RSUs (i) due to the Executive’s death, (ii) due to the Executive becoming “Disabled” (as such term is defined in the EIP), (iii) by the Company without “Cause” or (iv) by the Executive for “Good Reason” (as such terms are defined in the employment agreement between the Company and the Executive), then notwithstanding such termination of employment, the Executive will receive shares in respect of the number of the RSUs that are otherwise earned at the end of the Performance Period based on the actual performance of the Company, pro-rated for the number of days the Executive was employed during the Performance Period.

Any dividends declared on the shares of Company stock underlying the RSUs will be credited as additional RSUs based on the fair market value of the Company stock on the dividend payment date. Those additional RSUs will be earned, if at all, on the same terms as the original RSUs.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amendment dated November 15, 2012 to the Employment Agreement dated as of July 16, 2009 (as amended) between Ronald J. Masciantonio and the Company.

99.1	Press Release of the Company dated November 15, 2012.

99.2	Press Release of the Company dated November 19, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: November 19, 2012	DESTINATION MATERNITY CORPORATION

	By:	/s/ Judd P. Tirnauer
Judd P. Tirnauer
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment dated November 15, 2012 to the Employment Agreement dated as of July 16, 2009 (as amended) between Ronald J. Masciantonio and the Company.

99.1	Press Release of the Company dated November 15, 2012.

99.2	Press Release of the Company dated November 19, 2012.